Exhibit 99.1

TON Strategy Company Reports Third Quarter 2025 Financial Results and Provides Update on TON Treasury Strategy

LAS VEGAS, NV — November 12, 2025 — TON Strategy Company (“TON Strategy” or the “Company”) (Nasdaq: TONX), a digital asset treasury company dedicated to holding Toncoin ($TON), today reported financial results for the third quarter ended September 30, 2025 and provided an update on the Company’s TON treasury operations.

TON Strategy is a digital asset treasury and Web3 ecosystem company focused on supporting The Open Network (TON), a public Layer-1 blockchain designed to integrate directly with Telegram, where more than 1 billion monthly active users communicate, transact, and build communities. TON provides the rails for payments, digital property, stablecoins, and decentralized mini applications inside the Telegram messaging ecosystem.

In August 2025, the Company initiated its TON Treasury Strategy. Proceeds from the Company’s $558 million private placement were used to acquire $TON and begin staking activities on The Open Network. TON Strategy intends to hold $TON over a long horizon, stake a significant portion of its holding to help support the network, and generate recurring on-chain rewards that contribute to treasury asset value over time.

Third Quarter and Recent Operational Highlights

●	Acquired 217.5 million units of $TON and staked 177.1 million units of $TON as of September 30, 2025.

●	Earned 336,000 units of $TON in staking rewards and recognized $707,000 in staking revenue, ending the period with approximately 217.8 million units of $TON.

●	Held digital assets with a fair value of $588.2 million and $53.9 million in cash and restricted cash at September 30, 2025.

●	Total stockholders’ equity was $639.5 million as of September 30, 2025, representing book value per share of approximately $10.82.

●	Toncoin began trading on Gemini, Robinhood and Zengo, expanding global access for $TON following treasury launch.

●	Approved up to $250 million stock buyback program and repurchased 1,984,072 shares at prices below book value per share.

●	Rebranded as TON Strategy Company and began trading on Nasdaq under the ticker TONX on September 2.

●	Continued operating MARKET.live, LyveCom and Go Fund Yourself while dissolving or divesting non-core ecommerce assets.

Financial Results for the Third Quarter 2025

Revenue totaled $3.6 million, compared to $0.1 million in Q3 2024, and included $707,000 from staking activities implemented in August 2025.

Gross profit was $2.7 million (75.4% of revenue) compared to $74,000 (57.8% of revenue), in Q3 2024.

Total costs and expenses were $25.3 million, compared with $2.4 million in Q3 2024, reflecting non-cash stock-based compensation, treasury implementation costs and legacy operating expenses.

Net gain on crypto assets totaled $120.4 million, reflecting the quarter-end fair value measurements. The Company did not sell or dispose of digital assets during the period.

Net income was $84.7 million, compared with a net loss of $2.0 million in Q3 2024.

Digital assets held at September 30, 2025 had a fair value of $588.2 million.

Cash and restricted cash totaled $53.9 million at September 30, 2025.

Management Commentary

Chief Executive Officer Veronika Kapustina stated, “The third quarter marked the operational launch of our TON strategy and the beginning of our long-term participation in The Open Network. We deployed capital into Toncoin, began staking operations, and earned our first on-chain income. Our objective is to build a differentiated public company aligned with the expansion of The Open Network by holding and staking $TON over a long-term time horizon, executing a disciplined capital allocation strategy, and exploring ways to support and invest in the development and security of The Open Network.”

Chief Financial Officer Sarah Olsen added, “This quarter was about execution. That included not only closing on the PIPE capital and accumulating Toncoin, but also underwriting key service providers and building the infrastructure needed to support our corporate treasury strategy. Our efforts focused on security, technology, financial reporting and compliance, which we believe establish a strong foundation for future growth. We also plan to make key additional hires to strengthen our bench and ensure best practices across all core areas of our business.”

About TON Strategy Company

TON Strategy Company (Nasdaq: TONX) is focused on the accumulation of $TON – the native cryptocurrency of Telegram’s billion-user platform – for long-term investment, whether acquired through deployment of proceeds from capital raising activity, staking rewards or via open market purchases. The Company aims to steadily expand its $TON holdings, stake $TON, and support the development of a tokenized economy inside Telegram.

In addition, the Company continues to operate legacy business units, including MARKET.live, a multi-vendor livestream shopping platform, and LyveCom, an AI-powered social commerce innovator that enables brands and merchants to deliver omnichannel livestream shopping experiences across websites, apps, and social platforms.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact contained in this press release should be considered forward-looking statements, including, but not limited to, statements regarding: our business and growth strategy; market adoption; the performance of our products and benefits to customers; our estimated total addressable market, serviceable available market, and serviceable obtainable market. Without limiting the foregoing, in some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: our incursion of significant net losses and uncertainty whether we will achieve or maintain profitable operations; our ability to grow and compete in the future, and to execute our business strategy; our decision to implement a cryptocurrency treasury strategy, whereby we acquire Toncoin, the native cryptocurrency of The Open Network (“TON”) blockchain and our dependence on TON and Toncoin as a result of this strategy; our ability to maintain and expand our customer base and to convince our customers to increase the use of our services and/or platform; our financial results and the market price of our common stock may be affected by the price of Toncoin, and our Toncoin holdings will be less liquid than cash and cash equivalents; changes in the broader digital asset regulatory landscape and as it relates to TON and Toncoin and our failure to comply with applicable regulatory requirements and risks related to any actions we may take to prevent or correct such failure; the availability of opportunities to stake Toncoin; our ability to maintain and expand our customer base and to convince our customers to increase the use of our services and/or platform; the competitive market in which we operate; our ability to increase the number of our strategic relationships or grow the revenues received from our current strategic relationships; our ability to develop existing services or acceptable new services that keep pace with technological developments; our ability to successfully launch new product platforms, including MARKET.live, the rate of adoption of these platforms and the revenue generated from these platforms; our ability to deliver our services, as we depend on third party providers; our ability to attract and retain qualified management personnel; our susceptibility to cybersecurity incidents and other disruptions, particularly as it relates to our holdings of Toncoin; our ability to maintain compliance with the listing requirements of the Nasdaq Capital Market; the impact of, and our ability to operate our business and effectively manage our growth under evolving and uncertain global economic, political, and social trends, including legislation banning or otherwise hampering the digital asset landscape, inflation, rising interest rates, and recessionary concerns; and other important factors discussed in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, as any such factors may be updated from time to time in our other filings with the SEC, including, but not limited to our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, which are accessible on the SEC’s website at www.sec.gov and our Investor Relations page on our website at https://ir.tonstrat.com.

Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Investor Contact Information

Cody Slach and Alec Wilson

Gateway Group, Inc.

TONX@gateway-grp.com

949-574-3860

-Financial Tables to Follow-

TON STRATEGY COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

	September 30, 2025	December 31, 2024
	(unaudited)
ASSETS

Current assets
Cash	$53,040	$7,617
Restricted cash	885	878
Accounts receivable, net of allowance for credit losses of $55 and $0 as of September 30, 2025 and December 31, 2024, respectively	865	350
ERC receivable – short-term	734	2,458
Short-term investments - trading	-	4,913
Other digital assets	442	-
Prepaid expenses and other current assets	2,468	252
Total current assets	58,434	16,468

Long-lived assets, net	2,896	3,663
Intangible assets, net	1,014	178
Goodwill	5,165	-
TON – unrestricted	62,127	-
TON - restricted	525,673	-
Other non-current assets	6,567	326

Total assets	$661,876	$20,635

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable	$3,765	$731
Accrued expenses	2,098	2,326
Contract liabilities	448	134
Accrued payroll	574	425
Accrued officers’ compensation	284	534
Note payable, current	-	20
Operating lease liabilities, current	143	124
Contingent liability, current	500	-

Total current liabilities	7,812	4,294

Long-term liabilities
Note payable, non-current	-	98
Contingent liability, non-current	100	-
Deferred tax liability – non-current	14,404	-
Operating lease liabilities, non-current	104	222
Total liabilities	22,420	4,614

Commitments and contingencies (Note 13)

Stockholders’ equity
Common stock, $0.0001 par value, 400,000,000 shares authorized, 59,090,521 and 993,120 shares issued and outstanding as of September 30, 2025 and December 31, 2024	6	1
Additional paid-in capital	747,948	203,295
Accumulated deficit	(108,850)	(187,094)

Total stockholders’ equity in Ton Strategy Company	639,104	16,202
Non-controlling interests	352	(181)

Total stockholders’ equity	639,456	16,021

Total liabilities and stockholders’ equity	$661,876	$20,635

TON STRATEGY COMPANY

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

Revenue
MARKET.live	$1,535	$103	$2,785	$147
Go Fund Yourself	1,367	25	3,545	25
TON	707	-	707	-
Total Revenue	3,609	128	7,037	172

Costs and expenses
Cost of revenue, exclusive of depreciation and amortization shown separately below	888	54	1,846	90
Depreciation and amortization	341	273	963	798
General and administrative (Including noncash compensation of $15,049 and $220, respectively and $17,552 and $958, respectively)	24,088	2,113	31,529	7,218
Total costs and expenses	25,317	2,440	34,338	8,106

Operating loss	(21,708)	(2,312)	(27,301)	(7,934)

Other income (expense)
Interest income	289	193	500	361
Unrealized gain on short-term investments	-	109	-	109
Interest expense	-	(1)	(1)	(236)
Financing costs	-	-	-	(90)
Other income, net	184	46	524	649
Net gain on crypto assets	120,358	-	120,358	-
Total other income (expense), net	120,831	347	121,381	793

Net income (loss) before income taxes	99,123	(1,965)	94,080	(7,141)

Income tax expense	14,404	-	14,151	-

Net income (loss)	84,719	(1,965)	79,929	(7,141)

Less: Net income attributable to non- controlling interests	383	-	533	-

Net income (loss) attributable to Ton Strategy Company	84,336	(1,965)	79,396	(7,141)

Preferred Stock dividend payable	(67)	(99)	(152)	(240)
Deemed dividend due to redemption of Preferred Stock	(1,000)	(652)	(1,000)	(652)

Net income (loss) to common stockholders	$83,269	$(2,716)	$78,244	$(8,033)
Net income (loss) per share - basic	$2.23	$(3.82)	$5.86	$(17.16)
Net income (loss) per share - diluted	$2.23	$(3.82)	$5.85	$(17.16)
Weighted average number of common shares outstanding - basic	37,262,322	710,106	13,352,515	468,252
Weighted average number of common shares outstanding - diluted	37,316,756	710,106	13,370,859	468,252

TON STRATEGY COMPANY

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended September 30,
	2025	2024

Operating Activities:
Net income (loss)	$79,929	$(7,141)
Adjustments to reconcile net income (loss) used in operating activities:
Depreciation and amortization	963	798
Share-based compensation	17,552	958
Realized gain on digital assets	(259,775)	-
Unrealized loss on digital assets	139,417	-
Unrealized gain on short-term investments - trading	-	(109)
Unrealized loss on investment in equity securities	26	-
Income tax expense	14,151	-
Non-cash consideration received in the form of convertible promissory notes	(2,765)	-
Non-cash consideration in the form of TON	(707)	-
Non-cash transactions fees paid with digital assets	245	-
Amortization of debt discount	-	99
Amortization of debt issuance costs	-	73
Change in fair value of derivative liability	-	(1)
Finance costs	-	90
Effect of changes in assets and liabilities, net of acquisition:
Accounts receivable	(1,152)	-
Prepaid expenses and other current assets	(4,947)	(39)
ERC receivable	1,724	(735)
Operating lease right-of-use assets	101	46
Accounts payable, accrued expenses, and accrued interest	2,246	(887)
Contract liabilities	314	-
Operating lease liabilities	(99)	(53)
Net cash used in operating activities	(12,777)	(6,901)

Investing Activities:
Purchase of digital assets	(295,000)	-
Purchases of investments – trading securities	(811)	(5,103)
Proceeds from sale of investments – trading securities	5,724	135
Purchase of Lyvecom, Inc., net of cash acquired	(4,222)	-
Purchases of software development costs	(100)	-
Purchases of property and equipment	(82)	(182)
Purchases of intangible assets	(16)	(84)
Net cash used in investing activities	(294,507)	(5,234)

Financing Activities:
Proceeds from PIPE offering, net of offering costs	361,390	-
Proceeds from sale of common stock offerings	7,228	18,596
Repurchases of common stock	(14,327)	-
Proceeds from sale of preferred stock offering	5,000	-
Redemption of Series D – Preferred Stock	(6,152)	-
Payments for accrued offering costs related to common stock offerings	-	(105)
Payments for offering costs related to preferred stock offerings	(300)	(180)
Payments for deferred offering costs	(7)	-
Payment of notes payable	(118)	(14)
Net cash provided by financing activities	352,714	18,297

Net change in cash	45,430	6,162

Cash and restricted cash - beginning of period	8,495	4,353
Cash and restricted cash - end of period	$53,925	$10,515